UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22026

The Gabelli SRI Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

John C. Ball Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli SRI Fund, Inc.

 Annual Report — March 31, 2024

(Y)our Portfolio Management Team

Christopher J. Marangi	Kevin V. Dreyer	Ian Lapey	Melody Prenner Bryant
Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BA, Williams College MS, Northeastern University MBA, New York University	Portfolio Manager BA, Binghamton University

To Our Shareholders,

For the fiscal year ended March 31, 2024, the net asset value (NAV) total return per Class AAA Share of the Gabelli SRI Fund was 15.7% compared with a total return of 29.9% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2024.

Investment Objective and Strategy (Unaudited)

The Adviser employs a social screening overlay process on a pro-active basis at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to these guidelines, the Fund will not invest in companies that derive more than 10% of their revenues from the following areas: tobacco, cannabis, alcohol, gambling, or weapons production. The Adviser will monitor each holding of a socially responsible company on a continuous basis to ensure its compliance with the Fund’s social guidelines. The Fund seeks to achieve its investment goal of capital appreciation by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund's guidelines for social responsibility at the time of investment.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

For the fiscal year ended March 31, 2024, the top contributor to Fund return was American Express Co. (2.9% of net assets as of March 31, 2024, +40% return) which benefited from resilient consumer spending on goods and services, including travel. Leading water technology company Xylem Inc. (3.6%, +25%) shares gained as the company posted strong top and bottom line results as its integration of Evoqua is proceeding ahead of schedule. Banco Bilbao Vizcaya Argentaria SA (1.6%, +67%) reported a 37% increase in fourth quarter earnings, increased its dividend 26%, and announced a new share buyback program. Finally, the Fund’s positions in Japan, among the best performing markets in the world in 2023, contributed meaningfully to returns. Toyota Motor Corp., ADR (1.7%, +80%) posted strong auto sales, while financial institutions such as Daiwa Securities (1.5%, +62%) saw an earnings lift from a move higher off historically low interest rates. Detractors from performance included CNH Industrial NV (3.2%, -13%) where demand for the company’s farm equipment was dampened by lower crop prices and whose shareholder base saw churn as it moved its primary listing from Milan to New York. NextEra Energy Inc. (2.8%, -15%) declined along with other utilities in response to higher interest rates and disappointment in near term renewables spending. Global food stalwart Nestlé SA (3.6%, -11%) declined after delivering lackluster results in 2023 and a similar forecast for 2024. Finally, pharmaceutical giant Bristol-Myers Squibb Co. (0.4%, -19%) and dental products distributor Henry Schein Inc. (1.1%, -7%) contended with a normalizing post-COVID healthcare marketplace. Unfortunately, Schein’s results were also negatively impacted by a cyberattack in 2023.

Thank you for your investment in the Gabelli SRI Fund, Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through March 31, 2024 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	3 Year	5 Year	10 Year	Since Inception (6/1/07)
Class AAA (SRIGX)	15.67%	3.41%	8.63%	6.54%	6.28%
S&P 500 Index (c)	29.88	11.49	15.05	12.96	9.75
Class A (SRIAX)	15.60	3.41	8.63	6.54	6.28
With sales charge (d)	8.96	1.39	7.35	5.91	5.91
Class C (SRICX)	15.63	3.40	8.52	6.10	5.69
Class I (SRIDX)	15.63	3.40	8.67	6.70	6.47

(a)	The Fund's fiscal year ends March 31.

(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Index is a market capitalization weighted, broad based index of large capitalization stocks meeting sustainability criteria, while maintaining similar overall industry weights as the S&P 500. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

In the current prospectuses dated July 28, 2023, the gross expense ratios for Class AAA, A, and I Shares are 2.19%, 2.19%, and 1.94%, respectively, and the net expense ratios for all share classes after contractual reimbursements by the Adviser is 0.90%. See page 12 for the expense ratios for the year ended March 31, 2024. The contractual reimbursements are in effect through July 29, 2024. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A Shares is 5.75%.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
Gabelli SRI Fund, Inc. (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	15.67%	8.63%	6.54%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli SRI Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2023 through March 31, 2024	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended March 31, 2024.

	Beginning Account Value 10/01/23	Ending Account Value 03/31/24	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli SRI Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,190.10	0.90%	$4.93
Class A	$1,000.00	$1,190.50	0.90%	$4.93
Class C	$1,000.00	$1,190.00	0.90%	$4.93
Class I	$1,000.00	$1,190.40	0.90%	$4.93
Hypothetical 5% Return
Class AAA	$1,000.00	$1,020.50	0.90%	$4.55
Class A	$1,000.00	$1,020.50	0.90%	$4.55
Class C	$1,000.00	$1,020.50	0.90%	$4.55
Class I	$1,000.00	$1,020.50	0.90%	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2024:

The Gabelli SRI Fund, Inc.

Financial Services	22.9%
Food	11.5%
Health Care	7.9%
Machinery	7.2%
Consumer Products	5.5%
Computer Software and Services	5.0%
Automotive	4.2%
Environmental Services	3.8%
Entertainment	3.8%
Building and Construction	3.5%
Diversified Industrial	2.9%
Energy and Utilities	2.8%
Retail	2.5%
Semiconductors	2.3%
U.S. Government Obligations	2.0%
Business Services	1.7%
Cable and Satellite	1.4%
Computer Hardware	1.4%
Broadcasting	1.3%
Equipment and Supplies	1.3%
Beverage	1.1%
Automotive: Parts and Accessories	0.8%
Consumer Services	0.6%
Real Estate Investment Trust	0.5%
Telecommunications	0.5%
Transportation	0.4%
Specialty Chemicals	0.4%
Electronics	0.3%
Other Assets and Liabilities (Net)	0.5%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli SRI Fund, Inc.

Schedule of Investments — March 31, 2024

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	Automotive — 4.2%
8,641	Daimler Truck Holding AG	$231,576	$437,777
2,000	Mercedes-Benz Group AG	90,864	159,260
1,700	Toyota Motor Corp., ADR	202,219	427,856
		524,659	1,024,893

	Automotive: Parts and Accessories — 0.8%
1,000	Genuine Parts Co.	136,014	154,930
1,600	Mobileye Global Inc., Cl. A†	45,794	51,440
		181,808	206,370

	Beverage — 1.1%
3,000	Danone SA	199,791	193,837
1,374	The Coca-Cola Co.	64,087	84,061
		263,878	277,898

	Broadcasting — 1.3%
3,500	Liberty Media Corp.-Liberty	91,898	103,985
	SiriusXM†
15,000	TEGNA Inc.	239,213	224,100
		331,111	328,085

	Building and Construction — 3.5%
13,050	Canfor Corp.†	172,416	164,841
1,170	Cavco Industries Inc.†	236,409	466,900
3,550	Johnson Controls
	International plc	146,306	231,886
		555,131	863,627

	Business Services — 1.7%
205	Mastercard Inc., Cl. A	70,855	98,722
1,300	RB Global Inc.	81,082	99,021
2,500	Vestis Corp.	35,475	48,175
600	Visa Inc., Cl. A	128,129	167,448
		315,541	413,366

	Cable and Satellite — 1.4%
8,025	Comcast Corp., Cl. A	158,602	347,884

	Computer Hardware — 1.4%
685	Apple Inc.	125,268	117,464
1,200	International Business
	Machines Corp.	157,593	229,152
		282,861	346,616

	Computer Software and Services — 5.0%
1,660	Alphabet Inc., Cl. A†	97,213	250,544
150	Cadence Design Systems Inc.†	27,989	46,692
2,305	Cisco Systems Inc.	103,815	115,042
3,800	Gen Digital Inc.	73,525	85,120
5,000	Hewlett Packard Enterprise Co	64,974	88,650
430	Microsoft Corp	59,552	180,910
819	Oracle Corp.	87,958	102,875
Shares		Cost	Market Value
230	Palo Alto Networks Inc.†	$63,780	$65,350
340	Rockwell Automation Inc.	84,167	99,052
325	Salesforce Inc.	57,681	97,883
342	Snowflake Inc., Cl. A†	60,446	55,267
1,740	Unity Software Inc.†	51,826	46,458
		832,926	1,233,843

	Consumer Products — 5.5%
3,000	Church & Dwight Co. Inc.	277,886	312,930
5,000	Edgewell Personal Care Co.	204,292	193,200
7,200	Sony Group Corp., ADR	168,178	617,328
2,500	Spectrum Brands Holdings Inc.	198,295	222,525
		848,651	1,345,983

	Consumer Services — 0.6%
7,000	Resideo Technologies Inc.†	64,629	156,940

	Diversified Industrial — 2.9%
9,850	ABB Ltd., ADR	244,292	456,646
270	Eaton Corp. plc	39,050	84,424
6,000	Flex Ltd.†	79,937	171,660
		363,279	712,730

	Electronics — 0.3%
135	Thermo Fisher Scientific Inc.	74,736	78,463

	Energy and Utilities — 2.8%
10,900	NextEra Energy Inc.	420,829	696,619

	Entertainment — 3.8%
7,000	Atlanta Braves Holdings Inc., Cl. C†	249,941	273,420
1,600	Madison Square Garden Sports Corp.†	265,549	295,232
1,135	The Walt Disney Co.	126,489	138,879
18,000	Vivendi SE	208,753	196,135
3,000	Vivendi SE, ADR	31,428	32,520
		882,160	936,186

	Environmental Services — 3.8%
650	Ecolab Inc.	99,267	150,085
905	Veralto Corp.	68,732	80,237
2,250	Waste Connections Inc.	65,922	387,023
1,500	Waste Management Inc.	238,255	319,725
		472,176	937,070

	Equipment and Supplies — 1.3%
10,000	Mueller Water Products Inc., Cl. A	32,735	160,900
160	Parker-Hannifin Corp.	25,730	88,926
250	Valmont Industries Inc.	51,295	57,070
		109,760	306,896

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Schedule of Investments (Continued) — March 31, 2024

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services — 22.9%
20,730	Aegon Ltd.	$85,429	$126,360
3,610	Ally Financial Inc	95,647	146,530
3,100	American Express Co.	272,766	705,839
2,150	Axis Capital Holdings Ltd.	116,014	139,793
32,700	Banco Bilbao Vizcaya Argentaria SA	176,679	389,473
18,500	Barclays plc	35,635	42,777
1,170	Capital One Financial Corp.	107,599	174,201
3,710	Citigroup Inc.	183,896	234,620
27,000	Commerzbank AG	189,985	370,812
4,296	Credit Agricole SA	45,820	64,034
48,500	Daiwa Securities Group Inc.	238,846	367,162
447	Diamond Hill Investment Group Inc.	76,363	68,914
2,650	First American Financial Corp.	145,777	161,782
100	First Citizens BancShares Inc., Cl. A	122,310	163,500
3,650	Flushing Financial Corp.	48,709	46,027
18,200	ING Groep NV	139,136	299,356
755	Intercontinental Exchange Inc.	93,028	103,760
1,900	Janus Henderson Group plc	51,141	62,491
3,250	Moelis & Co., Cl. A	115,847	184,503
1,195	Morgan Stanley	97,601	112,521
20,400	NatWest Group plc.	58,511	68,361
2,526	NN Group NV	93,483	116,692
1,420	PayPal Holdings Inc.†	69,691	95,126
1,265	S&P Global Inc.	426,480	538,194
2,950	Shinhan Financial Group Co. Ltd., ADR	79,487	104,695
1,200	Societe Generale SA	28,871	32,120
19,000	Standard Chartered plc	117,134	161,007
2,750	State Street Corp.	148,280	212,630
2,450	The Bank of New York Mellon Corp.	101,967	141,169
850	The Charles Schwab Corp.	54,443	61,489
4,800	TrustCo Bank Corp. NY	146,426	135,168
		3,763,001	5,631,106

	Food — 11.5%
6,000	BellRing Brands Inc.†	243,517	354,180
5,000	Campbell Soup Co.	222,460	222,250
9,000	Mondelēz International Inc., Cl. A	254,897	630,000
8,300	Nestlé SA	476,502	881,216
6,000	The Kraft Heinz Co.	233,540	221,400
10,000	Unilever plc, ADR	344,122	501,900
		1,775,038	2,810,946
Shares		Cost	Market Value
	Health Care — 7.9%
300	Becton Dickinson & Co.	$67,538	$74,235
1,600	Bristol-Myers Squibb Co.	73,047	86,768
260	Danaher Corp.	61,305	64,927
127	Eli Lilly & Co.	77,727	98,801
1,370	Fortrea Holdings Inc.†	42,526	54,992
2,075	Guardant Health Inc.†	46,153	42,807
300	HCA Healthcare Inc.	31,249	100,059
3,500	Henry Schein Inc.†	206,048	264,320
160	IQVIA Holdings Inc.†	30,913	40,462
235	Laboratory Corp. of America Holdings	54,496	51,338
1,110	Merck & Co. Inc.	90,325	146,465
2,700	Pfizer Inc.	74,737	74,925
109	Regeneron Pharmaceuticals Inc.†	90,189	104,911
670	The Cigna Group	147,736	243,337
250	Vertex Pharmaceuticals Inc.†	63,692	104,503
2,265	Zoetis Inc.	124,970	383,261
		1,282,651	1,936,111

	Machinery — 7.2%
240	Caterpillar Inc.	35,314	87,943
61,150	CNH Industrial NV	478,971	792,504
6,800	Xylem Inc.	131,661	878,832
		645,946	1,759,279

	Real Estate Investment Trust — 0.5%
895	Prologis Inc.	109,067	116,547

	Retail — 2.5%
1,925	Lowe's Companies Inc.	215,829	490,355
625	NIKE Inc., Cl. B	71,770	58,738
300	Target Corp.	42,899	53,163
		330,498	602,256

	Semiconductors — 2.3%
250	ARM Holdings plc, ADR†	19,602	31,248
78	Broadcom Inc.	48,398	103,382
3,700	Intel Corp.	175,248	163,429
120	NVIDIA Corp.	21,527	108,427
480	QUALCOMM Inc.	60,135	81,264
735	Teradyne Inc.	65,379	82,930
		390,289	570,680

	Specialty Chemicals — 0.4%
370	Air Products and Chemicals Inc.	95,768	89,640

	Telecommunications — 0.5%
560	American Tower Corp., REIT	124,043	110,650

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Schedule of Investments (Continued) — March 31, 2024

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Transportation — 0.4%
380	Union Pacific Corp.	$86,941	$93,453

	TOTAL COMMON STOCKS	15,285,979	23,934,137

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.0%
$505,000	U.S. Treasury Bills, 5.270% to 5.314%††, 04/16/24 to 05/23/24	502,914	502,908

	TOTAL INVESTMENTS — 99.5%	$15,788,893	24,437,045

	Other Assets and Liabilities (Net) — 0.5%.		118,554

	NET ASSETS — 100.0%		$24,555,599

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Statement of Assets and Liabilities

March 31, 2024

Assets:
Investments, at value (cost $15,788,893)	$24,437,045
Deposit at brokers	1,719
Receivable for investments sold	23,553
Receivable for Fund shares sold	9,370
Receivable from Adviser	58,354
Dividends receivable	132,655
Prepaid expenses	29,537
Total Assets	24,692,233
Liabilities:
Payable to bank	38,314
Payable for investments purchased	8,797
Payable for investment advisory fees	20,402
Payable for distribution fees	3,414
Payable for payroll expenses	803
Payable for legal and audit fees	34,413
Payable for shareholder communications	13,726
Other accrued expenses	16,765
Total Liabilities	136,634
Net Assets
(applicable to 1,807,347 shares outstanding)	$24,555,599
Net Assets Consist of:
Paid-in capital	$14,577,711
Total distributable earnings	9,977,888
Net Assets	$24,555,599

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($6,265,112 ÷ 465,892 shares outstanding)	$13.45
Class A:
Net Asset Value and redemption price per share ($7,620,156 ÷ 567,406 shares outstanding)	$13.43
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.25
Class C:
Net Asset Value and redemption price per share ($627,219 ÷ 53,555 shares outstanding)	$11.71
Class I:
Net Asset Value, offering, and redemption price per share ($10,043,112 ÷ 720,494 shares outstanding)	$13.94

Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Dividends (net of foreign withholding taxes of $31,494)	$527,313
Interest	32,707
Total Investment Income	560,020
Expenses:
Investment advisory fees	247,747
Distribution fees - Class AAA	17,509
Distribution fees - Class A	18,092
Distribution fees - Class C	6,635
Legal and audit fees	142,551
Registration expenses	65,149
Shareholder communications expenses	44,500
Directors' fees	21,750
Shareholder services fees	18,804
Custodian fees	13,123
Payroll expenses	2,130
Interest expense	95
Miscellaneous expenses	23,449
Total Expenses	621,534
Less:
Expense reimbursements by Adviser (See Note 3)	(396,927)
Expenses paid indirectly by broker (See Note 6)	(1,539)
Total credits and reimbursements	(398,466)
Net Expenses	223,068
Net Investment Income	336,952
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,000,071
Net realized loss on foreign currency transactions	(100)

Net realized gain on investments and foreign currency transactions	1,999,971
Net change in unrealized appreciation/depreciation:
on investments	1,148,802
on foreign currency translations	(93)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,148,709
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	3,148,680
Net Increase in Net Assets Resulting from Operations	$3,485,632

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31, 2024	Year Ended March 31, 2023

Operations:
Net investment income	$336,952	$324,663
Net realized gain on investments and foreign currency transactions	1,999,971	86,768
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	1,148,709	(3,091,043)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,485,632	(2,679,612)

Distributions to Shareholders:
Accumulated earnings
Class AAA	(269,758)	(396,594)
Class A	(277,473)	(381,895)
Class C	(26,127)	(47,040)
Class I	(350,754)	(540,906)
Total Distributions to Shareholders	(924,112)	(1,366,435)

Capital Share Transactions:
Class AAA	(2,253,323)	(1,035,288)
Class A	(661,024)	(1,906,015)
Class C	(231,021)	(682,352)
Class I	(1,689,552)	(1,285,808)
Net Decrease in Net Assets from Capital Share Transactions	(4,834,920)	(4,909,463)

Net Decrease in Net Assets	(2,273,400)	(8,955,510)
Net Assets:
Beginning of year	26,828,999	35,784,509
End of year	$24,555,599	$26,828,999

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended March 31	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income		Operating Expenses Before Reimbursement(b)	Operating Expenses Net of Reimbursement	Portfolio Turnover Rate
Class AAA
2024	$12.11	$0.17		$1.65	$1.82	$(0.17)	$(0.31)	$(0.48)	$—		$13.45	15.67%	$6,265	1.38%		2.59%	0.90%	27%
2023	13.63	0.13		(1.07)	(0.94)	(0.23)	(0.35)	(0.58)	—		12.11	(6.77)	7,818	1.09		2.19	0.90	25
2022	15.25	0.08		0.44	0.52	(0.23)	(1.91)	(2.14)	—		13.63	2.53	9,982	0.52		1.85	0.90	34
2021	10.40	0.19		5.73	5.92	(0.09)	(0.98)	(1.07)	—		15.25	58.17	10,547	1.42		1.91	0.90	18
2020	14.03	0.16	(c)	(1.59)	(1.43)	(0.09)	(2.11)	(2.20)	0.00	(d)	10.40	(13.50)	7,530	1.13	(c)	1.92	1.14	18
Class A
2024	$12.10	$0.16		$1.66	$1.82	$(0.17)	$(0.32)	$(0.49)	$—		$13.43	15.60%	$7,620	1.33%		2.59%	0.90%	27%
2023	13.61	0.13		(1.06)	(0.93)	(0.23)	(0.35)	(0.58)	—		12.10	(6.71)	7,507	1.10		2.19	0.90	25
2022	15.23	0.09		0.43	0.52	(0.23)	(1.91)	(2.14)	—		13.61	2.54	10,647	0.54		1.85	0.90	34
2021	10.39	0.19		5.72	5.91	(0.09)	(0.98)	(1.07)	—		15.23	58.13	11,335	1.41		1.91	0.90	18
2020	14.02	0.15	(c)	(1.58)	(1.43)	(0.09)	(2.11)	(2.20)	0.00	(d)	10.39	(13.51)	7,455	1.11	(c)	1.92	1.13	18
Class C
2024	$10.57	$0.15		$1.43	$1.58	$(0.17)	$(0.27)	$(0.44)	$—		$11.71	15.63%	$628	1.37%		3.34%	0.90%	27%
2023	11.93	0.12		(0.94)	(0.82)	(0.23)	(0.31)	(0.54)	—		10.57	(6.76)	793	1.13		2.94	0.90	25
2022	13.59	0.10		0.38	0.48	(0.23)	(1.91)	(2.14)	—		11.93	2.55	1,679	0.70		2.59	0.90	34
2021	9.35	0.17		5.14	5.31	(0.09)	(0.98)	(1.07)	—		13.59	58.18	3,040	1.44		2.66	0.90	18
2020	12.80	0.08	(c)	(1.42)	(1.34)	—	(2.11)	(2.11)	0.00	(d)	9.35	(13.93)	4,022	0.60	(c)	2.67	1.68	18
Class I
2024	$12.55	$0.17		$1.72	$1.89	$(0.17)	$(0.33)	$(0.50)	$—		$13.94	15.63%	$10,043	1.37%		2.34%	0.90%	27%
2023	14.11	0.14		(1.11)	(0.97)	(0.23)	(0.36)	(0.59)	—		12.55	(6.73)	10,711	1.09		1.94	0.90	25
2022	15.72	0.08		0.45	0.53	(0.23)	(1.91)	(2.14)	—		14.11	2.52	13,477	0.52		1.60	0.90	34
2021	10.70	0.19		5.90	6.09	(0.09)	(0.98)	(1.07)	—		15.72	58.13	13,618	1.41		1.66	0.90	18
2020	14.38	0.19	(c)	(1.64)	(1.45)	(0.12)	(2.11)	(2.23)	0.00	(d)	10.70	(13.32)	9,995	1.30	(c)	1.67	0.97	18

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

(c)	Includes income resulting from special dividends. Without these dividends, the per share income amounts would have been $0.13 (Class AAA and Class A), $0.05 (Class C), and $0.16 (Class I), respectively, and the net investment income ratio would have been 0.94% (Class AAA), 0.92% (Class A), 0.42% (Class C), and 1.12% (Class I), respectively.

(d)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

Gabelli SRI Fund, Inc.

Notes to Financial Statements

1.  Organization. The Gabelli SRI Fund, Inc. was incorporated on March 1, 2007 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The Fund commenced investment operations on June 1, 2007.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 03/31/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$23,934,137	—	$23,934,137
U.S. Government Obligations	—	$502,908	502,908
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$23,934,137	$502,908	$24,437,045

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at March 31, 2024 or March 31, 2023. The Fund's policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the fiscal year ended March 31, 2024, the Fund did not incur periodic expenses charged by Acquired Funds.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2024, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and spinoff adjustments of investments in securities. These reclassifications have no impact on the NAV of the Fund.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended March 31, 2024 and 2023 was as follows:

	Year Ended March 31, 2024	Year Ended March 31, 2023
Distributions paid from:
Ordinary income	$319,588	$545,591
Net long term capital gains	604,524	820,844
Total distributions paid	$924,112	$1,366,435

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At March 31, 2024, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$336,724
Undistributed long term capital gains	1,081,104
Net unrealized appreciation on investments and foreign currency translations	8,560,060
Total	$9,977,888

At March 31, 2024, the temporary difference between book basis and tax basis unrealized appreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and spinoff adjustments on investments in securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$15,876,070	$9,048,155	$(487,180)	$8,560,975

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended March 31, 2024, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser amended its contractual agreement with respect to each share class of the Fund to waive its investment advisory fees and/or to reimburse expenses to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least July 29, 2024 at no more than 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. During the fiscal year ended March 31, 2024, the Adviser reimbursed the Fund in the amount of $396,927. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 0.90% of the value of the Fund’s average daily net assets for each share class of the Fund. The arrangement is renewable annually. At March 31, 2024, the cumulative amount which the Fund may repay the Adviser, subject to the terms above, is $1,113,898:

For the fiscal year ended March 31, 2022, expiring March 31, 2025	$354,198
For the fiscal year ended March 31, 2023, expiring March 31, 2026	362,773
For the fiscal year ended March 31, 2024, expiring March 31, 2027	396,927
$1,113,898

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5.  Portfolio Securities. Purchases and sales of securities during the fiscal year ended March 31, 2024, other than short term securities and U.S. Government obligations, aggregated $6,416,899 and $11,493,763, respectively.

6.  Transactions with Affiliates and Other Arrangements. The Distributor retained a total of $134 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended March 31, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,539.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the fiscal year ended March 31, 2024.

The Corporation pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

7.  Capital Stock. The Fund offers three classes of shares – Class AAA Shares, Class A Shares, and Class I Shares. Effective January 27, 2020, the Fund’s Class AAA, Class A, and Class C Shares were “closed to purchases from new investors”. “Closed to purchases from new investors” means (i) with respect to the Class AAA and Class A Shares, no new investors may purchase shares of such classes, but existing shareholders may continue to purchase additional shares of such classes after the Effective Date, and (ii) with respect to Class C Shares, neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. Additionally on the Effective Date, Class I Shares of the Fund became available to investors with a minimum initial investment amount of $1,000 and purchasing shares directly through the Distributor, or investors purchasing Class I Shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I Shares.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended March 31, 2024 and 2023, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Gabelli SRI Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	4,234	$52,005	5,257	$64,173
Shares issued upon reinvestment of distributions	22,857	266,284	33,230	392,449
Shares redeemed	(206,658)	(2,571,612)	(125,551)	(1,491,910)
Net decrease	(179,567)	$(2,253,323)	(87,064)	$(1,035,288)
Class A
Shares sold	21,195	$261,381	22,162	$268,560
Shares issued upon reinvestment of distributions	22,122	257,281	30,347	358,098
Shares redeemed	(96,448)	(1,179,686)	(214,334)	(2,532,673)
Net decrease	(53,131)	$(661,024)	(161,825)	$(1,906,015)
Class C
Shares issued upon reinvestment of distributions	2,577	$26,127	4,562	$47,040
Shares redeemed	(23,984)	(257,148)	(70,423)	(729,392)
Net decrease	(21,407)	$(231,021)	(65,861)	$(682,352)
Class I
Shares sold	32,462	$419,857	61,252	$746,423
Shares issued upon reinvestment of distributions	28,437	343,230	43,240	529,258
Shares redeemed	(193,918)	(2,452,639)	(206,164)	(2,561,489)
Net decrease	(133,019)	$(1,689,552)	(101,672)	$(1,285,808)

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli SRI Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli SRI Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli SRI Fund, Inc. (the "Fund") as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York

May 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

Gabelli SRI Fund, Inc.

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on February 12, 2024, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli SRI Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli SRI Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTOR[4]:
Mario J. Gabelli, CFA Director and Chief Investment Officer 1942	Since 2007	31[5]	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)
INDEPENDENT DIRECTORS[6]:
Vincent D. Enright Director 1943	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)
William F. Heitman Director 1949	Since 2012	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971- 2011)	Director and Audit Committee Chairman of Syncreon (contract logistics provider) (2011-2019)
Anthonie C. van Ekris[7] Director 1934	Since 2007	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Gabelli SRI Fund, Inc.

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.
[5]	As of March 31, 2024, there was a total of 50 registered investment companies in the Fund Complex. Of the 48 registered investment companies, Mr. Gabelli serves as a director or trustee for 31 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 15 funds.
[6]	Directors who are not interested persons are considered “Independent” Directors.
[7]	Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Gabelli SRI Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement (the Advisory Agreement), the Board, including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on February 12, 2024:

1)	The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board Members also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries. The Board Members evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2)	The performance of the Fund and the Adviser.

The Independent Board Members reviewed the short, medium, and long-term performance (as of December 31, 2023) of the Fund against a peer group of ten other comparable funds prepared by the Adviser (the Adviser Peer Group) and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional multi-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that generally it placed greater emphasis on the Fund’s longer term

Gabelli SRI Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

performance; however, it noted the shift in investment strategy away from green investing will make the long term performance less relevant than the short term performance. The Adviser Peer Group considered by the Board Members was developed by the Adviser and was comprised of other social criteria funds. The Board also reviewed the performance of the Broadridge Peer Group in the Meeting Materials. Fund Counsel instructed the Board that they should consider both peer groups. The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations and restrictions. In reviewing the performance of the Fund against the Adviser Peer Group, the Board Members noted that the Fund’s performance was below the median for the one-, three-, five-, and ten-year periods. In reviewing the performance of the Fund against the Broadridge peer group, the Board Members noted that the Fund’s performance was below the median for the one-, three-, five-, and ten-year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group and the Broadridge peer group, respectively.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3)	The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against the comparative Adviser expense peer group (Adviser Expense Peer Group) and Broadridge expense peer group (Broadridge Expense Peer Group). The Board Members also considered comparative non-advisory fee expenses and comparative total fund expenses of the Fund and the Adviser Expense Peer Group and Broadridge Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered both the comparative contract rates as well as the level of advisory fees after waivers and/or reimbursements. The Board Members noted that the Fund’s advisory fee and expense ratio were higher than the medians when compared to those of the Adviser Expense Peer Group and Broadridge Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs or accounts with similar investment objectives, noting that the fees charged by the Adviser were the same as or lower than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed pro-forma Income Statements of the Adviser for the year ended December 31, 2023. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund

Gabelli SRI Fund, Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that, under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event of significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5)	Other Factors

In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Gabelli SRI Fund, Inc.

2024 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended March 31, 2024, the Fund paid to shareholders ordinary income distributions (comprised of investment income) totaling $0.1681, $0.1681, $0.1681, and $0.1681 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $604,524, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended March 31, 2024, 93.6% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.82% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended March 31, 2024 which was derived from U.S. Treasury securities was 2.97%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli SRI Fund did not meet this strict requirement in 2024. The percentage of U.S. Government securities held as of March 31, 2024 was 2.0%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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GABELLI SRI FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA degree in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and is a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously, Ms. Prenner Bryant was a managing director and chief investment officer for Trevor Stewart Burton & Jacobsen Inc., a New York based registered investment adviser. She has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA in Political Science from The State University of New York at Binghamton and attended the Leonard N. Stern School of Business, New York University.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,621 for 2023 and $26,133 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,390 for 2023 and $4,480 for 2024 and. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli SRI Fund, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 6, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 6, 2024

* Print the name and title of each signing officer under his or her signature.